SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 28, 1995


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
      (Exact name of registrant as specified in its governing instruments)


          Delaware                       33-97652                13-3416059
----------------------------         ----------------       -------------------
(State or other Jurisdiction         (Commission File       (I.R.S. Employer
 of Incorporation)                    Number)                Identification No.)


                                     World Financial Center
                                     North Tower
                                     New York, New York 10281
                                     ------------------------
                                     (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 449-0336

Item 5.  Other Events

     On or about November 30, 1995 the Registrant will cause the issuance and sale of approximately $643,600,376 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class IO-1, Class IO-2, Class E, Class F, Class G, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1995, among the Registrant, Bankers Trust Company as master servicer, Criimi Mae Services Limited Partnership as special servicer and Union Bank as trustee.

     In connection with the sale of the Series 1995-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class IO-1 and Class IO-2 Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp. (together, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 33-97652, furnished to prospective investors certain yield tables and other computational materials with respect to the Underwritten Certificates. A substantial portion of these computational materials has been filed in paper form with the Commission. Additional computational materials are being filed in paper form as exhibits to another current report on Form 8-K on November 29, 1995. In connection with such additional computational materials, an Underwriter has provided the additional structural term sheet which is attached as an exhibit to this report to prospective investors (the "Additional Structural Term Sheet").


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


Item 7.  Financial Statements and Exhibits

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

                        Item 601(a) of Regulation
Exhibit Number          S-K Exhibit No.                   Description
--------------          -------------------------         -----------
      1                            99                     Additional
                                                          Structural
                                                          Term Sheet

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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/  Michael M. McGovern
                                             ----------------------------------
                                              Name: Michael M. McGovern
                                              Title: Secretary and Director

Dated:  November 29, 1995

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

                                 EXHIBIT INDEX

                      Item 601(a) of
                      Regulation S-K                              Sequentially
Exhibit Number        Exhibit No.             Description          Number Page
--------------        ---------------         -----------          ------------
      1                     99                Additional           Page 6 of 6
                                              Structural
                                              Term Sheet

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